UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2015

Exide Technologies

(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13000 Deerfield Parkway, Building 200, Milton, Georgia	30004
(Address of principal executive offices)	(zip code)

(678) 566-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 30, 2015, Exide Technologies, a Delaware corporation (the “Company”), announced that it had emerged from bankruptcy as a newly reorganized company. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with its emergence from bankruptcy, the Company will file a Form 15 with the Securities and Exchange Commission soon after the filing of this Current Report, pursuant to which the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, will be suspended immediately. Following the filing of the Form 15, information to be delivered to holders of the Company’s securities will be provided through a private website or third party service provider.

Item 9.01 Exhibits

Exhibit No.	Description

99.1	Press Release of Exide Technologies, dated as of April 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

By:	/s/ Phillip A. Damaska
Name: Phillip A. Damaska
Title: Executive Vice President and Chief Financial Officer

Date: April 30, 2015

EXIDE TECHNOLOGIES

CURRENT REPORT ON FORM 8-K

Report Dated April 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Exide Technologies, dated as of April 30, 2015